SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 15, 2006

THE TJX COMPANIES, INC.
(Exact name of Registrant as specified in charter)

DELAWARE	1-4908	04-2207613

(State or other jurisdiction of incorporation)	(Common File Number)	(I.R.S. employer identification No.)

770 Cochituate Road, Framingham, MA 01701

(Address of Principal Executive Offices) (Zip Code)
(508) 390-1000

Registrant’s Telephone Number (including area code)
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
SIGNATURES

ITEM 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
On June 15, 2006, The TJX Companies, Inc. (the “Company”) provided notice to the New York Stock Exchange (“NYSE”) of a technical deficiency with respect to specific disclosure inadvertently omitted from the Company’s Annual Report to Shareholders for the year ended January 28, 2006.
Under Section 303A.12 (a) of the NYSE Listed Company Manual, the annual corporate governance certification of our chief executive officer (“CEO”) to the NYSE must be disclosed in the Company’s annual report to stockholders. The Company inadvertently failed to disclose that our CEO had submitted the annual corporate governance certification to the NYSE. The Company is hereby disclosing that on June 28, 2005 our CEO submitted the annual corporate governance certification with the NYSE, which certification was unqualified.
Although the Company does not believe that this deficiency is material, the Company will correct any potential noncompliance with the NYSE continued listing standards by including the required disclosure in this Current Report on Form 8-K. In addition, the Company has been advised by the NYSE that by including the required disclosure in this Current Report on Form 8-K it has cured this deficiency.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE TJX COMPANIES, INC.
/s/ Jeffrey G. Naylor
Jeffrey G. Naylor
Senior Executive Vice President and Chief Financial Officer

Dated: June 22, 2006

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